Exhibit 10.25
** Portions of this exhibit have been redacted in accordance with Item 601(b)(10) of Regulation S-K. The information is not material and would cause competitive harm to the registrant if publicly disclosed. “[***]” indicates that information has been redacted.
AMENDMENT 8
[form version 2021-11-22]

SIGNATURE PAGE

Agreement Name and Date	Partner Application Distribution Agreement, effective June 19, 2020 (together with any prior amendments, the “Agreement”)
Salesforce Entity Name	Salesforce, Inc. (“SFDC” or “Salesforce”)
Salesforce Address	Salesforce Tower 415 Mission Street, 3rd Floor San Francisco, CA 94105
Partner Full Legal Name	nCino OpCo, Inc. (f/k/a nCino, LLC) (“Partner”)
Partner Address	6770 PARKER FARM DR WILMINGTON, NC 28405
By signing where indicated below, SFDC and Partner have agreed to amend the Agreement by way of this Amendment (“Amendment”). SFDC and Partner are each a “Party” and collectively the “Parties” to the Agreement and this Amendment. This Amendment is effective as of the later of the dates beneath the Parties’ signatures below (“Amendment Effective Date”), provided, however, that if the dates of the signatures are separated by a period of time greater than 30 days, then this Amendment will be null and void. Capitalized terms not defined herein shall have the meanings given to them in the Agreement.

The Parties, by their respective authorized signatories, have duly executed this Amendment as of the Amendment Effective Date.

SFDC		PARTNER
By:	/s/ Evan Danner	By:	/s/ Pierre Naude
Print Name:	Evan Danner	Print Name:	Pierre Naude
Title:	Manager, Order Management	Title:	Chairman & CEO
Date (based on Pacific time):	"December 20, 2023	Date (based on Pacific time):	"December 20, 2023
This Amendment consists of this Signature Page and the following Recitals and Amendment Terms & Conditions.
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Recitals

WHEREAS, SFDC and Partner desire to amend certain terms of the Agreement.

WHEREAS, other than as expressly modified in this Amendment, the Parties desire for the terms of the Agreement to remain unchanged and continue in full force and effect.

NOW, THEREFORE, in consideration of the mutual promises set forth herein and in the Agreement, and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the Parties hereby agree as follows:

Terms & Conditions

I.Partner Application Distribution Agreement

1.Section 4.6 Suspension and Termination of Shared Org. The following is added at the end of Section 4.6:

“In the event of Customer’s non-payment under the SFDC MSA which would give rise to suspension or termination of a Shared Org (“Non-Payment Suspension”), and provided that Partner has paid all fees for the Distribution Services in such Shared Org, then SFDC shall use commercially reasonable efforts to exercise such Non-Payment Suspension in a manner that minimizes disruption to Customer’s use of the Combined Solution. Such efforts may include moving [***] which SFDC will determine in its sole discretion.”

II.OEM Addendum to Partner Application Distribution Agreement

2.Section 8 (Fees, Invoicing and Payment). The following shall be added as a new Section 8.1.4:

“8.1.4 Minimum Annual Commitment:

(a) Each year, for a period of four years commencing on February 1, 2024 and ending January 31, 2028 (the “Minimum Revenue Commitment Term”), Partner must incur fees on an annual basis (the “Minimum Annual Commitment”) as follows:

Year	Minimum Annual Commitment
1 (February 1, 2024 - January 31, 2025)	$[***] million
2 (February 1, 2025 - January 31, 2026)	$[***] million
3 (February 1, 2026 - January 31, 2027)	$[***] million
4 (February 1, 2027 - January 31, 2028)	$[***] million
.
If at the end of each Year, Partner has failed to meet the Minimum Annual Commitment for that Year, then Partner shall pay to SFDC the difference between the Minimum Annual Commitment for that Year, and the amount of fees Partner has incurred to date for that Year (the “Minimum Annual Commitment True Up”). SFDC will invoice Partner for the Minimum Annual Commitment True Up within five (5) Business Days following the Year just ended, as otherwise part of its invoice process in accordance with Section 8.1.2 hereunder. For clarity, the Minimum Annual Commitment True Up shall not count towards the Minimum Annual Commitment. The Minimum Annual Commitment True Up shall be Partner’s sole liability to SFDC and SFDC’s sole remedy for such failure by Partner to meet the Minimum Annual Commitment.

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3. Section 11 (Term). Section 11.1 shall be modified by deleting the first sentence and replacing it with the following:

“The initial term of this OEM Addendum commences on the OEM Addendum Effective Date and ends on January 31, 2031 (“Initial Term”), unless terminated earlier by either Party as set forth in this Agreement.”

4.Exhibit A-1 (Product Catalog). As of the Amendment Effective Date, Exhibit A-1 (“Product Catalog”) attached hereto shall be added to the Agreement as a new Exhibit A-1. For clarity, Partner will onlybe able to place Service Orders for the OEM Services in Exhibit A-1 with a start date of February 1, 2024 or later.

5.Code Migration. With respect to code migration, SFDC and Partner will work together in good faith to migrate any existing customers from force.com to the FSC Data model in a cost effective and efficient manner after February 1, 2024. For clarity, nothing in this Section 5 (“Code Migration”) will impact the terms of the Minimum Annual Commitment.

6.Exhibit K (Go To Market Terms). Exhibit K (“Go To Market Terms”) attached hereto shall be added to the Agreement as a new Exhibit K.

7.Product Commitment. Salesforce will provide nCino [***] with access to the [***]. The Objects shall include: [***], as updated from time to time by SFDC, in accordance with the procedures set forth in the definition of “Product Catalog” in the OEM Addendum. The use of the embedded [***] is restricted to powering the Partner Application as defined in the Agreement.

8.Effect of Amendment. Subject to the above modifications, the Agreement remains in full force and effect.

9.Entire Agreement. The terms and conditions herein contained constitute the entire agreement between the Parties with respect to the subject matter of this Amendment and supersede any previous and contemporaneous agreements and understandings, whether oral or written, between the Parties hereto with respect to the subject matter hereof.

10.Counterparts. This Amendment may be executed in one or more counterparts, including facsimiles or scanned copies sent via email or otherwise, each of which will be deemed to be a duplicate original, but all of which, taken together, will be deemed to constitute a single instrument.

(End of Amendment Terms & Conditions)

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Exhibit A-1 Product Catalog

[***]

Exhibit K
Go To Market Terms

1.INTRODUCTION. The activities set forth in this Exhibit K will be used by the Parties as a guideline for the go-to-market activities (the “Go To Market Plan”). In the event a Party fails to comply with this Go To Market Plan, the Parties agree to work in good faith to develop a mutually acceptable alternative plan to facilitate such go-to-market activities but, for the avoidance of doubt, such failure will not constitute a breach of the Agreement.

2.PLAN.
2.1.Named Resources. Within ninety (90) days of the Amendment Effective Date, SFDC and Partner shall undertake commercially reasonable efforts to assign named resources to coordinate activities under the Agreement. Any named resource may, at each Party’s discretion, be re-assigned from time to time throughout the Term of the Agreement.
2.2.Confidentiality. Any efforts or activities outlined herein shall not in any way be interpreted as requiring either Party to violate (or to appear to violate) any confidentiality obligations under this Agreement or with any third parties, including, for example and without limitation, Customers.
2.3.Term. The term of the Go To Market Plan shall be the Minimum Revenue Commitment Term.

3.PRODUCT. On a biannual basis, Partner and SFDC agree to review product development roadmaps related to the activities under this Agreement, with the understanding that product roadmaps are not a guarantee of the availability of such future products. [***].

4.SALES AND MARKETING. Within ninety (90) days of Amendment Effective Date, SFDC and Partner shall undertake commercially reasonable efforts to develop a joint press release or other similar announcement to publicize the extension of the partnership agreement. Additionally, sales and marketing plan to identify opportunities to create brand awareness.
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